Debt	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Debt

3. Debt

Long-term debt consisted of the following (in thousands):

	June 30, 2015	December 31, 2014
2021 notes	$350,000	$350,000
2013 facility	55,000	30,000
Other long-term debt	3,868	3,904
	408,868	383,904
Less: current portion of long-term debt	55,078	30,074
Long-term debt, net of current maturities	$353,790	$353,830

2013 Facility Borrowings

As of June 30, 2015, we have $55.0 million in borrowings outstanding under our $175.0 million senior secured revolving credit facility (the “2013 facility”) at a weighted average interest rate of 2.0%. Amounts borrowed under our 2013 facility have been used to fund working capital needs and potential future acquisitions.

Fair Value

The only financial instrument which was measured at fair value on a recurring basis was our warrants. However, on April 14, 2015, the remaining 0.7 million of outstanding, detachable warrants were exercised. The warrants were considered to be derivative financial instruments and were classified as liabilities. As a result of this exercise, we recognized a non-cash, fair value adjustment of approximately $4.7 million during the three months ended June 30, 2015.  This fair value adjustment was recorded as interest expense in the accompanying condensed consolidated statement of operations and comprehensive income (loss).

The table below presents the effect of our derivative financial instrument on the condensed consolidated statements of operations and comprehensive income (loss) (in thousands):

Derivative Not Designated as Hedging Instrument		Amount of Gain (Loss) Recognized in Income
	Location of Gain (Loss)	Three Months Ended June 30,		Six Months Ended June 30,
	Recognized in Income	2015	2014	2015	2014
Warrants	Interest expense, net	$(4,730)	$1,178	$(4,563)	$(19)

We use the income approach to value our warrants by using the Black-Scholes option-pricing model. Using this model, the risk-free interest rate is based on the U.S. Treasury yield curve in effect on the valuation date. The expected life is based on the period of time until the expiration of the warrants. Expected volatility is based on the historical volatility of our common stock over the most recent period equal to the expected life of the warrants. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention to not pay regular dividends in the foreseeable future.

These techniques incorporate Level 1 and Level 2 inputs. Significant inputs to the derivative valuation for the warrants are observable in the active markets and are classified as Level 2 in the hierarchy.

The following fair value hierarchy table presents information about our financial instrument measured at fair value on a recurring basis using significant other observable inputs (Level 2) (in thousands):

	Carrying Value As of June 30, 2015	Fair Value Measurement as of June 30, 2015	Carrying Value As of December 31, 2014	Fair Value Measurement as of December 31, 2014
Warrants (included in Other long-term liabilities)	$—	$—	$3,375	$3,375

We have elected to report the value of our 2021 Notes at amortized cost. The fair value of the 2021 Notes at June 30, 2015 was approximately $365.3 million and was determined using Level 2 inputs based on market prices.